Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Tax

The Partnership is not a taxable entity for United States federal income tax purposes or for the majority of states that impose an income tax. Taxes on the Partnership’s net income generally are borne by its partners through the allocation of taxable income. The Partnership’s income tax provision results from partnership activity in certain state jurisdictions. MarkWest Hydrocarbon is a tax paying entity for both federal and state tax purposes.

The Partnership and MarkWest Hydrocarbon’s income tax expense was $1 million for the years ended December 31, 2015, 2014 and 2013, respectively. Our effective tax rate was less than one percent for 2015, 2014 and 2013.

The components of the provision for income tax expense (benefit) are as follows:

(In millions)	2015
Deferred income tax expense (benefit):
Federal	$3
State	(2)
Total deferred	1
Provision for income tax	$1

A reconciliation of the provision for income tax and the amount computed by applying the federal statutory rate of 35 percent to the income before income taxes for the year ended December 31, 2015 is as follows:

(In millions)	MarkWest Hydrocarbon	Partnership	Eliminations	Consolidated(1)
Income before provision for income tax	$9	$240	$1	$250
Federal statutory rate	35%	—%	—%
Federal income tax at statutory rate(2)	3	—	—	3
State income taxes net of federal benefit - MarkWest Hydrocarbon	—	(2)	—	(2)
Provision on income from Class A units(1)	1	—	—	1
Other	(1)	—	—	(1)
Provision for income tax	$3	$(2)	$—	$1

(1)	Financial information has been retrospectively adjusted for the acquisition of HSM from MPC. See Notes 1 and 3. Prior to this acquisition, MPC paid all income taxes related to HSM.

(2)	MarkWest Hydrocarbon pays tax on its share of the Partnership’s income or loss as a result of its ownership of Class A units.

Deferred tax assets and liabilities consist of the following:

	December 31,
(In millions)	2015	2014
Deferred tax assets:
Derivatives	$9	$—
Net operating loss carryforwards	62	—
Total deferred tax assets	71	—
Deferred tax liabilities
Property, plant and equipment	7	2
Investments in subsidiaries and affiliates	442	—
Total deferred tax liabilities	449	2
Net deferred tax liabilities(1)	$378	$2

(1)	See Note 3 for discussion regarding a recently adopted accounting standard related to deferred tax assets and liabilities.

At December 31, 2015, MarkWest Hydrocarbon had tax-effected federal operating loss carryforwards of $56 million, which expire in 2033 through 2035 and tax-effected state operating loss carryforwards of $4 million, which expire in 2017 through 2035.

Significant judgment is required in evaluating tax positions and determining the Partnership and MarkWest Hydrocarbon’s provision for income taxes. During the ordinary course of business, there may be transactions and calculations for which the ultimate tax determination is uncertain. However, the Partnership and MarkWest Hydrocarbon did not have any material uncertain tax positions for the years ended December 31, 2015, 2014 or 2013.

Any interest and penalties related to income taxes were recorded as a part of the provision for income taxes. Such interest and penalties were a net expense of less than $1 million in 2015, and a net benefit of less than $1 million in 2014 and 2013. As of December 31, 2015 and 2014, less than $1 million of interest and penalties were accrued related to income taxes. In addition, the Partnership and MarkWest Hydrocarbon have federal and state tax years 2011 through 2014 open to examination.